WANGER ADVISORS TRUST
                          WANGER U.S. SMALLER COMPANIES
                         WANGER INTERNATIONAL SMALL CAP
                                  WANGER SELECT
                           WANGER INTERNATIONAL SELECT

                 (EACH A "FUND," AND COLLECTIVELY, THE "FUNDS")

                       227 West Monroe Street, Suite 3000
                          Chicago, Illinois 60606-5016

                                                                October 10, 2005

Dear Investor:

         You are cordially invited to attend a special meeting of shareholders of Wanger Advisors Trust (the "Meeting"), which will be held on Wednesday, November 30, 2005, at 9:00 a.m. Central time, at the offices of Columbia Wanger Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The only matter scheduled for consideration at the meeting is the election of trustees. All of the nominees are named in the attached proxy statement.

Included in this booklet is information about the Meeting, including:

      o A NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF EACH OF THE FUNDS, which summarizes the issues on which you are being asked to vote; and

      o A PROXY STATEMENT FOR THE MEETING, which provides more detailed information on the specific issues being considered at the Special Meeting.

      ALSO ENCLOSED ARE YOUR BALLOT AND POSTAGE-PAID RETURN ENVELOPE.

Although we would like very much to have each shareholder and contract owner attend this meeting, we realize that may not be possible. Whether or not you plan to be present, we need your vote. We urge you to record your voting instructions by telephone, via the Internet or by completing, signing and returning the enclosed proxy card(s) promptly. A postage-paid envelope is enclosed for mailing, and Internet voting instructions are listed at the top of your proxy card(s).

Your vote is important. A prompt response on your part will help to ensure that your interests are represented. If you have any questions about the meeting, please call a Columbia customer service representative at (866) 348-1468 or contact your financial advisor.

                                            Sincerely,

                                            /s/ Patricia H. Werhane

                                            Patricia H. Werhane
                                            Chair of the Board

                             WANGER ADVISORS TRUST

                          WANGER U.S. SMALLER COMPANIES
                         WANGER INTERNATIONAL SMALL CAP
                                  WANGER SELECT
                           WANGER INTERNATIONAL SELECT


                 (EACH A "FUND," AND COLLECTIVELY, THE "FUNDS")

                       227 West Monroe Street, Suite 3000
                          Chicago, Illinois 60606-5016

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 30, 2005

To the Shareholders of the Funds.

A Special Meeting of Shareholders of Wanger Advisors Trust (the "Trust") has been called to be held on Wednesday, November 30, 2005, at 9:00 a.m., Central time, at the offices of Columbia Wanger Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The purpose of the Meeting is:

1. To elect five trustees. (TO BE VOTED UPON BY THE SHAREHOLDERS OF ALL FUNDS, VOTING TOGETHER.)

2. To transact any other business that properly comes before the Meeting, or any adjournment(s) thereof.

The Board of Trustees (the "Board") has fixed the close of business on September 28, 2005, as the record date for the determination of the shareholders of the Funds entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF ALL OF THE NOMINEES.

By order of the Board,

/s/ Bruce H. Lauer

Bruce H. Lauer
Secretary

October 10, 2005

NOTICE: YOUR VOTE IS IMPORTANT. PLEASE SEE THE ENCLOSED PROXY STATEMENT AND OTHER MATERIALS FOR INSTRUCTIONS ON HOW TO VOTE EASILY AND QUICKLY.

                              WANGER ADVISORS TRUST
                          WANGER U.S. SMALLER COMPANIES
                         WANGER INTERNATIONAL SMALL CAP
                                  WANGER SELECT
                           WANGER INTERNATIONAL SELECT

                       227 West Monroe Street, Suite 3000
                          Chicago, Illinois 60606-5016

                              --------------------
                                 PROXY STATEMENT
                              --------------------

                     FOR THE SPECIAL MEETING OF SHAREHOLDERS
                              ON NOVEMBER 30, 2005

This Proxy Statement is furnished by the Board of Trustees (the "Board" or the "Trustees") of the Trust in connection with the solicitation of proxies for use at the special meeting of the shareholders of the Funds (the "Meeting") to be held on Wednesday, November 30, 2005, at 9:00 a.m., Central time, at the offices of Columbia Wanger Asset Management, L.P. ("CWAM"), 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, and at any adjournment(s) thereof.

Shares of the Funds are available exclusively as a pooled funding vehicle for variable life insurance policies and variable annuity contracts (each a "Contract") offered by the separate accounts, or sub-accounts thereof, of certain life insurance companies ("Participating Insurance Companies"). Shares of the Funds also may be offered directly to certain pension plans and retirement arrangements and accounts permitting accumulation of funds on a tax-deferred basis ("Retirement Plans.") The Participating Insurance Companies own shares of the Funds as depositors for the owners of their respective Contracts (each a "Contract Owner"). Thus, individual Contract Owners are not the "shareholders" of the Fund. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. To the extent required to be consistent with the interpretations of voting requirements by the staff of the Securities and Exchange Commission, each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote shares held by it and the separate accounts. This Proxy Statement is, therefore, furnished to Contract Owners entitled to give voting instructions with regard to the Funds. All persons entitled to direct the voting of shares of the Funds, whether or not they are shareholders, are described as voting for purposes of this Proxy Statement.

It is expected that the Notice of Meeting, Proxy Statement and proxy cards will first be mailed, or otherwise made available, to shareholders and Contract

Owners on or about October 18, 2005. Please read this Proxy Statement and keep it for future reference.

The Meeting has been called to elect trustees (the "Proposal"). This Proxy Statement contains information you should know before voting on the Proposal.

With respect to the Proposal, the shareholders of all Funds will vote together on the election of trustees.

Timely, properly executed proxies will be voted as you instruct. If you do not otherwise specify how your shares are to be voted, your shares will be voted in the same proportion as the shares of the Funds for which it has received instructions from the Contract Owners. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card. Supplemental solicitations of proxies may be made by personal interview, mail, telephone, facsimile or electronic mail ("e-mail") by officers and Trustees of the Trust, officers and employees of Columbia Management Advisors, LLC ("CMA") and other representatives of the Trust. In addition, Alamo Direct Mail Services, Inc., 280 Oser Avenue, Hauppauge, New York 11788, has been engaged to assist in the solicitation of proxies. CMA will bear the costs incurred in connection with the solicitation of proxies, the costs of holding the Meeting, and other expenses associated with obtaining the approval of the Funds and their shareholders.

Shareholders of record at the close of business on September 28, 2005 (the "Record Date") are entitled to receive notice of, and to vote at, the Meeting or any adjournment(s) thereof. Shareholders of a Fund on the Record Date shall be entitled to one vote for each whole share held, as to any matter on which they are entitled to vote, and each fractional share shall be entitled to a proportionate fractional vote.


I. PROPOSAL: ELECTION OF TRUSTEES

The Board has nominated for election as trustees all of the current Trustees of the Trust (each a "Nominee" and collectively the "Nominees").

The names and ages of the Nominees, the year each was first elected or appointed to office, each Nominee's principal business occupation during at least the last five years, the number of portfolios in the other registered investment companies advised by Columbia Management Group, LLC ("CMG") or its affiliates (the "Fund Complex") and overseen by each Nominee, and other directorships that each Nominee holds are shown below.

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                                        YEAR FIRST                                          FUND
    NAME, AGE             POSITION(S)   ELECTED OR                                         COMPLEX
       AND                  WITH        APPOINTED     PRINCIPAL OCCUPATION(S)              OVERSEEN              OTHER
    ADDRESS(1)              TRUST       TO OFFICE     DURING PAST FIVE YEARS               BY NOMINEE        DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
NOMINEES WHO ARE NOT INTERESTED PERSONS OF WANGER ADVISORS TRUST:

Jerome L. Duffy            Trustee      2003          Retired since December 1997;              4                 None.
(Age 69)                                              prior thereto, senior vice
                                                      president, Kemper Financial
                                                      Services and treasurer,
                                                      Kemper Funds.

Fred D. Hasselbring        Trustee      1994          Retail industry, general project          4                 None.
(Age 64)                                              development and business
                                                      computer systems consultant;
                                                      voice over specialist for industrial
                                                      and institutional applications;
                                                      former chairman of the board of
                                                      the Trust (September 2004 to
                                                      November 2004); former lead
                                                      independent trustee (August 2003
                                                      to September 2004).

Kathryn A.                 Trustee      2003          Medical Fellow I, Cardiovascular          4                 None.
Krueger, M.D.                                         Therapeutic Area, Lilly Research
(Age 47)                                              Laboratories (May 2004 to present);
                                                      Medical Advisor, Cardiovascular
                                                      Therapeutic Area, Lilly Research
                                                      Laboratories (January 2003 to April
                                                      2004); Medical Director, Cardiovascular
                                                      Therapeutic Area, Lilly Research
                                                      Laboratories (October 2002 to
                                                      December 2002); Medical Director,
                                                      Neptune Product Team, Lilly
                                                      Research Laboratories (October
                                                      2001 to October 2002); Acting
                                                      Director and Senior Clinical
                                                      Research Physician, Lilly Research
                                                      Laboratories (April 2001 to
                                                      September 2001); Senior Clinical
                                                      Research Physician, Lilly Research
                                                      Laboratories (January 2000 to
                                                      March 2001); Clinical Research
                                                      Physician, Lilly Research
                                                      Laboratories (June 1996 to
                                                      December 1999).

Patricia H. Werhane        Chair of     1998          Ruffin Professor of Business Ethics,      4                 None.
(Age 69)                   the Board                  Darden Graduate School of Business
                           and Trustee                Administration, University of
                                                      Virginia, since 1993; Senior
                                                      Fellow of the Olsson Center for
                                                      Applied Ethics, Darden Graduate
                                                      School of Business Administration,
                                                      University of Virginia, from 2001
                                                      to present; and Wicklander Chair
                                                      of Business Ethics and Director
                                                      of the Institute for Business
                                                      and Professional Ethics, DePaul
                                                      University (since September 2003).


                                       7

                                                                                           NUMBER OF
                                                                                         PORTFOLIOS IN
                                        YEAR FIRST                                          FUND
    NAME, AGE             POSITION(S)   ELECTED OR                                         COMPLEX
       AND                  WITH        APPOINTED     PRINCIPAL OCCUPATION(S)              OVERSEEN              OTHER
    ADDRESS(1)              TRUST       TO OFFICE     DURING PAST FIVE YEARS               BY NOMINEE        DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------
NOMINEE WHO IS AN INTERESTED PERSON OF WANGER ADVISORS TRUST:
Ralph Wanger, 70(2)        Trustee      1994          Founder, former president,                10           Columbia
                                                      chief investment officer and                           Acorn Trust.
                                                      portfolio manager, Columbia Wanger
                                                      Asset Management, L.P. (CWAM)
                                                      from July 1992 until September
                                                      2003; Former president, Columbia
                                                      Acorn Trust from April 1992
                                                      through September 2003; Former
                                                      president, Wanger Advisors Trust
                                                      (1994 through September 2003);
                                                      principal, Wanger Asset
                                                      Management, L.P. (WAM) from
                                                      July 1992 until September 2000;
                                                      president, WAM Ltd. from July
                                                      1992 to September 2000;
                                                      director, Wanger Investment
                                                      Company plc; director, CWAM.

(1) The address of each Trustee and Nominee is 227 West Monroe Street, Suite 3000, Chicago, IL 60606.

(2) Nominee who is an "interested person" of the Trust and of CWAM, as defined in the Investment Company Act of 1940, because he formerly was, within the last two years, an officer of the Trust and an employee of CWAM.

For information regarding the executive officers of the Trust, see Appendix A to this proxy statement.


TRUSTEES' COMPENSATION

The following table sets forth the total compensation (including any amounts deferred) paid by the Trust during the fiscal year ended December 31, 2004 to each of the Trustees of the Trust:

                                         AGGREGATE            TOTAL COMPENSATION
                                        COMPENSATION                 FROM
NAME OF TRUSTEE                          FROM FUNDS              FUND COMPLEX
--------------------------------------------------------------------------------

Jerome L. Duffy*                           $57,500                    $57,500
Fred D. Hasselbring*                       $79,500                    $79,500
Dr. Kathryn A. Krueger                     $51,000                    $51,000
Patricia H. Werhane*                       $49,000                    $49,000
Ralph Wanger                                    $0                         $0

*Mr. Duffy and Ms. Werhane each earned an additional $500 during the year ended December 31, 2004 for regular board activities that was paid in 2005. Mr. Hasselbring earned an additional $2,500 for regular board activities during the year ended December 31, 2004 that was paid in 2005.

SHAREHOLDER COMMUNICATIONS

Shareholders may communicate with the Trustees as a group or individually. Any such communications should be sent to the Board of Wanger Advisors Trust or an individual Trustee in writing, c/o the Secretary of Wanger Advisors

Trust, Columbia Wanger Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.


NOMINEE SHARE OWNERSHIP

The table in Appendix B shows, as of December 31, 2004, the dollar range of equity securities beneficially owned by each Nominee (i) in each of the Funds, and (ii) in all funds overseen by the Nominee in the Fund Complex.


TRUSTEES' MEETINGS AND COMMITTEES

The Board is responsible for the overall management and supervision of the Trust's affairs. For the fiscal year ended December 31, 2004, the Trust held 12 meetings (4 regular Board meetings and 8 special Board meetings). The Funds do not have a formal policy on Trustee attendance at meetings of shareholders. The Trust is not required under the Declaration of Trust to hold annual meetings, but have voluntarily undertaken to hold meetings to elect Trustees at least every five years, beginning 2005.

The Board has created several committees to perform specific functions on behalf of the Boards. Information on the committees is set forth in Appendix C.


REQUIRED VOTE

The affirmative vote of a plurality of the Funds' shareholders, voting together, present at the Meeting in person or by proxy, is required for the election of each Trustee. If a quorum of shareholders is present at the Meeting, the five nominees for election as Trustees who receive the greatest number of votes cast at the Meeting will be elected Trustees. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the annual meeting, but will have no effect on the results of the vote.


E. OTHER INFORMATION

Certain additional information regarding CMG and the Meeting is presented below.


MANAGEMENT

CWAM was previously named Liberty Wanger Asset Management, L.P. and its predecessor was named Wanger Asset Management, L.P. (WAM). CWAM serves as the investment adviser for the Funds, the Acorn family of funds and for other institutional accounts. As of December 31, 2004, CWAM had approximately $22.2 billion under management, including the Funds. CWAM changed its name from Liberty Wanger Asset Management, L.P. to its current name on October 13, 2003. CWAM has advised and managed mutual funds, including the Funds, since 1992. CWAM is an indirect wholly owned subsidiary of CMG, which in turn is an indirect wholly owned subsidiary of Bank of America Corporation ("Bank of America"). Prior to April 1, 2004, Columbia was an indirect wholly owned subsidiary of FleetBoston Financial Corporation ("Fleet"). On April 1, 2004, Fleet was acquired by Bank of America. Bank of America is one of the world's largest financial institutions, serving individual consumers, small businesses and large corporations and institutions with a full range of banking, investing, asset management and other financial and risk management products and services. CMG is located at One Financial Center, Boston, MA 02111.

Columbia Management Distributors, Inc. (formerly Columbia Funds Distributor, Inc.) ("CMD"), located at One Financial Center, Boston, MA 02111, is the Funds' distributor. CMD is a wholly owned subsidiary of CMG.


LEGAL PROCEEDINGS

On March 15, 2004, CMA and CMD (collectively, "Columbia Group") entered into agreements in principle with the staff of the Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") to resolve proceedings brought in connection with investigations by the SEC and NYAG of frequent trading and market timing in certain Columbia mutual funds. CWAM was not a respondent in either proceeding nor were any of its officers and directors.

On February 9, 2005, CMA and CMD entered into an Assurance of Discontinuance with the NYAG (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the SEC (the "SEC Order" and together, the "Settlements"). The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle. Although none of the Wanger Advisors Funds is a party to either Settlement, under the terms of the Settlements and in order for CMG to continue to provide administrative services to the Wanger Advisors Funds, the Board of Trustees of the Wanger Advisors Funds has complied voluntarily with certain requirements, including: the election of an independent board chair; and the appointment of one or more individuals to monitor legal compliance and to add another level of assurance that the management fees to be charged to the Funds are negotiated at arm's length and are reasonable.

Under the terms of the SEC Order, CMA and CMD have agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant. The Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of the Board of Trustees, including holding a meeting to elect trustees at least every five years, beginning in 2005. The NYAG Settlement also, among other things, requires CMA and its affiliates, Banc of America Capital Management, LLC and BACAP Distributors, LLC, to reduce management fees paid by the funds in the Fund Complex, Nations Funds and other related mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions, based on net assets as of March 15, 2004.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan to be developed by an independent distribution consultant who is acceptable to the SEC staff and the funds' independent trustees. The distribution plan must be based on a methodology developed in consultation with the Columbia Group and the funds' independent trustees and not unacceptable to the staff of the SEC. At this time, the distribution plan is still under development. As such, any distribution to any fund or its shareholders cannot currently be determined.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of Fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the Funds.

A copy of the SEC Order is available on the SEC's website at www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Form 8-K filing on February 10, 2005.

In connection with events described in detail above, various parties have filed suit against certain funds, those funds' trustees, Fleet and its affiliated entities and/or Bank of America and its affiliated entities. More than 300 cases, including those filed against entities unaffiliated with the funds, the funds' trustees, Fleet and its affiliated entities and/or Bank of America and its affiliated entities, have been transferred to the Federal District Court in Maryland and consolidated in a multi-district proceeding (the "MDL"). The fund derivative plaintiffs allege that certain funds were harmed by market timing and late trading activity and seek, among other things, removal of the trustees of those funds, removal of CMA and CMD, disgorgement of all management fees and monetary damages. The MDL is ongoing. None of the Wanger Advisors Funds is a party to any of these lawsuits.


CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

On April 13, 2004 the Funds' former independent registered public accountant resigned following the merger of Fleet and Bank of America in which CWAM became an indirect wholly owned subsidiary of Bank of America. The former independent registered public accountant had issued an unqualified opinion on the 2002 and 2003 audits of the Funds and had reported no material weaknesses in internal controls. There were no disagreements with the former independent registered public accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The former independent registered public accountant resigned because it had a significant banking relationship with a subsidiary of Bank of America. The Board engaged PricewaterhouseCoopers LLP ("PwC") to serve as the Funds' independent registered public accountant on July 13, 2004.


FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANT

The following table sets forth the aggregate fees billed by the Trust's independent registered public accountant for the Trust's last two fiscal years for professional services rendered for (i) audit services, including the audit of each Fund's financial statements and services normally provided in connection with statutory and regulatory filings or engagements for those fiscal years;
(ii) audit-related services associated with the review of the Funds' semi-annual financial statements; (iii) tax services and, primarily, reviews of Fund tax returns; and (iv) other services. Please note that the table includes amounts related to non-audit services that would have been subject to pre-approval if SEC rules relating to the pre-approval of non-audit services had been in effect at that time. All of the audit fees, audit-related fees, tax fees and other fees billed by the Trust's independent registered public accountant for services provided to the Funds during its most recent fiscal year were pre-approved by the Audit Committee. The amounts billed by the Trust's current independent registered public accountant for the fiscal years ended December 31, 2004 and December 31, 2003 for audit-related services, tax services or other services provided to CMG or an affiliate of CMG for engagements that related directly to the operations or financial reporting of each Fund was $93,500 and $95,000, respectively.

                      AUDIT       AUDIT-RELATED      TAX          ALL OTHER
                      FEES            FEES           FEES            FEES
    2004             $82,000        $10,400        $11,000            $0
    2003              78,800         16,000         12,100             0

The aggregate amount of fees paid to the Funds' former or current independent registered public accountants for non-audit services to the Trust, CMG and an affiliates of CMG were $114,900 in the fiscal year ended December 31, 2004 and $123,100 in the fiscal year ended December 31, 2003.

The Audit Committee has determined that the provision of the services described above is compatible with maintaining the independence of PwC.

OTHER BUSINESS

The Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present is the Proposal. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Trust has previously received written contrary instructions from the shareholder entitled to vote the shares.


OUTSTANDING SHARES AND SIGNIFICANT SHAREHOLDERS

All shareholders of record at the close of business on September 28, 2005, are entitled to one vote for each share held on that date and to fractional votes for any fractional shares held on that date. The table in Appendix D lists for each Fund the total number of shares outstanding as of the close of business on September 28, 2005 and entitled to vote at the Meeting. The table in Appendix E lists the holders of more than five percent of the shares of each Fund as of the close of business on September 28, 2005.


INFORMATION ABOUT THE MEETING AND THE VOTING AND TABULATION OF PROXIES

As discussed above, shares of the Funds are offered only to Participating Insurance Companies to fund benefits under their Contracts and Retirement Plans. Currently, shares of the Funds are held by separate accounts, or sub-accounts thereof, of various Participating Insurance Companies. These shares are owned by the Participating Insurance Companies as depositors for their respective Contracts issued to individual Contract Owners or to a group (e.g., a defined benefit plan) in which Contract Owners participate. Contract Owners have the right to instruct the Participating Insurance Companies on how to vote the shares related to their interests through their Contracts (i.e., "pass-through voting"). A Participating Insurance Company must vote the shares of the Funds held in its name as directed. In the absence of voting directions on any voting instruction form that is signed and returned, the Participating Insurance Company will vote the interest represented thereby in favor of the proposal. If a Participating Insurance Company does not receive voting instructions for all of the shares of the Funds held under the Contracts, it will vote all of the shares in the relevant separate accounts with respect to the proposal, for, against, or abstaining, in the same proportion as the shares of the Funds for which it has received instructions from Contract Owners (i.e., "echo voting"). This Proxy Statement is used to solicit voting instructions from Contract Owners, as well as to solicit proxies from the Participating Insurance Companies and the actual shareholders of the Funds. All persons entitled to direct the voting of shares, whether or not they are shareholders, are described as voting for purposes of this Proxy Statement.

All proxies solicited by or on behalf of the Board that are properly executed and returned in time to be voted at the Meeting will be voted at the Meeting as instructed on the proxy or, if no specification is made, in favor of the proposal.

Any proxy may be revoked at any time prior to its being exercised by written notification received by the Trust's Secretary, by the execution of a later dated proxy, or by attending the Meeting and voting in person. Only a shareholder may execute or revoke a proxy. Contract Owners should consult their Participating Insurance Company regarding their ability to revoke voting instructions after such instructions have been provided to the Participating Insurance Company.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting (the "Tellers"). Thirty percent of the shares outstanding on the record date and entitled to vote, present at the Meeting in person or represented by proxy, constitutes a quorum for the transaction of business at the Meeting.

Five trustees are to be elected by a plurality of the shares of the Funds, voting together, represented at the Meeting in person or by proxy, if a quorum is present. Since the number of trustees to be elected has been fixed at five, that means that if a quorum of shareholders is present at the Meeting, the five Nominees for election as Trustees who receive the greatest number of votes cast at the Meeting will be elected Trustees. Only shareholders of record on September 28, 2005 may vote.

In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. With respect to the Proposal, withheld authority, abstentions and broker non-votes have no effect on the outcome of voting. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power, and
(ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.


ADJOURNMENTS

If a quorum is not present at the Meeting, the Meeting will be adjourned to permit further solicitation of proxies. In the event that a quorum is present at the Meeting but sufficient votes to approve the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A shareholder vote may be taken on the proposal prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting (including abstentions and broker non-votes) in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that entitle them to vote for the proposal in favor of such adjournment and will vote those proxies that require them to vote for rejection of the Proposal against any such adjournment.


SUBMISSION OF PROPOSALS FROM SHAREHOLDERS AT FUTURE MEETINGS

The Funds do not regularly hold annual shareholder meetings, but may from time to time schedule special meetings. In accordance with the regulations of the SEC, in order to be eligible for inclusion in a Fund's proxy statement for such a meeting, a shareholder proposal must be received a reasonable time before the Fund prints and mails its proxy statement.

You may submit shareholder proposals c/o the Secretary of Wanger Advisors Trust, Columbia Wanger Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.


OTHER INFORMATION

WANGER ADVISORS TRUST HAS PREVIOUSLY SENT ITS MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT FOR ANY SUBSEQUENT SEMI-ANNUAL PERIOD TO ITS SHAREHOLDERS. YOU MAY OBTAIN A COPY OF THE REPORT, FREE OF CHARGE, BY WRITING TO COLUMBIA MANAGEMENT DISTRIBUTORS, INC., ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621, OR BY CALLING 1-866-348-1468.

APPENDIX A - OFFICER INFORMATION

The names and ages of the executive officers of the Trust, the year each was first elected or appointed to office and their principal business occupations during at least the last five years are shown below. The address of each officer of the Trust is Columbia Wanger Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606.

                                        YEAR FIRST
                                        ELECTED OR
                           POSITION     APPOINTED
NAME, AGE AND              WITH         TO            PRINCIPAL OCCUPATION(S)
ADDRESS                    THE TRUST    OFFICE        DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------
Ben Andrews                Vice         2004          Analyst and portfolio manager, CWAM
(Age 39)                   President                  since 1998; vice president, Columbia
                                                      Acorn Trust.

J. Kevin                   Assistant    2001          Treasurer of the Columbia Funds and of
Connaughton                Treasurer                  the Liberty All-Star Funds since
(Age 41)                                              December 2000 (formerly controller
                                                      of the Columbia Funds and of the
                                                      Columbia All-Star Funds from
                                                      February 1998 to October 2000);
                                                      treasurer of the Galaxy Funds
                                                      since September 2002; treasurer,
                                                      Columbia Management Multi-Strategy
                                                      Hedge Fund, LLC since December 2002
                                                      (formerly vice president of Colonial
                                                      Management Associates from February
                                                      1998 to October 2000).

Michael G. Clarke          Assistant    2004          Chief accounting officer of the Columbia
(Age 35)                   Treasurer                  Funds, Liberty Funds, Stein Roe Funds and
                                                      All-Star Funds since October 2004;
                                                      Controller of the Columbia Funds,
                                                      Liberty Funds, Stein Roe Funds and
                                                      All-Star Funds from May 2004 to
                                                      October 2004; Assistant Treasurer
                                                      from June 2002 to May 2004; Vice
                                                      President, Product Strategy &
                                                      Development of the Liberty Funds
                                                      and Stein Roe Funds from February
                                                      2001 to June 2002; Assistant
                                                      Treasurer of the Liberty Funds,
                                                      Stein Roe Funds and the All-Star
                                                      Funds from August 1999 to
                                                      February 2001.

Kenneth A. Kalina          Assistant    1995          Chief compliance officer, CWAM since
(Age 46)                   Treasurer                  May 2004; Chief financial officer,
                                                      CWAM since April 2000; assistant
                                                      treasurer, Columbia Acorn Trust;
                                                      fund controller, CWAM since September
                                                      1995; director, New Americas
                                                      Small Cap Fund.


                                      A-1

                                        YEAR FIRST
                                        ELECTED OR
                           POSITION     APPOINTED
NAME, AGE AND              WITH         TO            PRINCIPAL OCCUPATION(S)
ADDRESS                    THE TRUST    OFFICE        DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------

Bruce H. Lauer             Vice         1995          Chief operating officer, CWAM
(Age 48)                   President,                 since April 1995; principal, WAM from
                           Secretary and              January 2000 to September 2000; vice
                           Treasurer                  president, treasurer and secretary,
                                                      Columbia Acorn Trust; director,
                                                      Wanger Investment Company plc
                                                      and New Americas Small Cap Fund.

Charles P.                 President    1994          President, CWAM since October 2003;
McQuaid                                               Chief Investment Officer of CWAM since
(Age 51)                                              September 2003; senior vice president
                                                      of the Trust from 1994 through
                                                      September 2003; Portfolio manager
                                                      since 1995 and director of research,
                                                      CWAM from July 1992 through
                                                      December 2003; Interim director
                                                      of international research, CWAM
                                                      from December 2003 until December
                                                      2004; principal, WAM from July 1995
                                                      to September 2000; Trustee since
                                                      1992 and president since 2003,
                                                      Columbia Acorn Trust.

Robert A. Mohn             Vice         1997          Analyst and portfolio manager, CWAM
(Age 44)                   President                  since August 1992; director of domestic
                                                      research, CWAM since March 2004;
                                                      principal, WAM from 1995 to
                                                      September 2000; vice president,
                                                      Columbia Acorn Trust.

Todd Narter                Vice         2001          Analyst and portfolio manager, CWAM
(Age 41)                   President                  since June 1997; vice president,
                                                      Columbia Acorn Trust.

Christopher Olson          Vice         2001          Analyst and portfolio manager, CWAM
(Age 40)                   President                  since January 2001; vice president,
                                                      Columbia Acorn Trust; prior thereto,
                                                      director and portfolio strategy analyst
                                                      with UBS Asset Management/Brinson Partners.

Vincent P.                 Assistant    2001          Assistant General Counsel, Bank of
Pietropaolo                Secretary                  America (and its predecessors), since
(Age 40)                                              December 1999.

Robert Scales              Chief        2004          Associate General Counsel, Grant
(Age 52)                   Compliance                 Thornton LLP (2002-2004); prior thereto
                           Officer,                   Associate General Counsel, UBS
                           Senior Vice                PaineWebber (broker-dealer).
                           President and
                           General
                           Counsel

APPENDIX B - NOMINEE SHARE OWNERSHIP

All the shares of the Funds are held of record by sub-accounts of separate accounts of participating insurance companies on behalf of the owners of variable life insurance ("VLI") policies and variable account ("VA") contracts, or by retirement plans on behalf of the participants therein. At all meetings of shareholders of the Funds each participating insurance company will vote the shares held of record by sub-accounts of its separate accounts only in accordance with the instructions received from the VLI policy and VA contract owners on behalf of whom such shares are held, and each retirement plan will vote the shares held of record by participants in the retirement plans only in accordance with the instructions received from the participants on behalf of whom such shares are held. All such shares as to which no instructions are received will be voted in the same proportion as shares as to which instructions are received. Accordingly, each participating insurance company disclaims beneficial ownership of the shares of the Funds held of record by the sub-accounts of its separate accounts, and each retirement plan disclaims beneficial ownership of the shares of the Funds held of record by its participants.

The following table shows the dollar range of equity securities of the Funds "beneficially" owned (within the meaning of that term as defined in rule 16a-1(a)(2) under the Securities Exchange Act of 1934) by each Nominee as of December 31, 2004:

                                                                                AGGREGATE DOLLAR RANGE OF
                                                                                EQUITY SECURITIES IN ALL
                                                      DOLLAR                    REGISTERED INVESTMENT
                                                      RANGE OF EQUITY           COMPANIES OVERSEEN
                                                      SECURITIES                BY TRUSTEE OF
NAME OF NOMINEE      NAME OF FUND                     IN EACH FUND*             INVESTMENT COMPANIES*
---------------------------------------------------------------------------------------------------------
NOMINEES WHO ARE NOT INTERESTED PERSONS OF WANGER ADVISORS TRUST:
Jerome L. Duffy*     Wanger U.S. Smaller Companies    None                              None
                     Wanger International Small Cap   None
                     Wanger Select                    None
                     Wanger International Select      None
Fred D. Hasselbring  Wanger U.S. Smaller Companies    None                              None
                     Wanger International Small Cap   None
                     Wanger Select                    None
                     Wanger International Select      None
Dr. Kathryn A.       Wanger U.S. Smaller Companies    None                              None
Krueger              Wanger International Small Cap   None
                     Wanger Select                    None
                     Wanger International Select      None
Patricia H. Werhane  Wanger U.S. Smaller Companies    None                              None
                     Wanger International Small Cap   None
                     Wanger Select                    None
                     Wanger International Select      None

                                                                                AGGREGATE DOLLAR RANGE OF
                                                                                EQUITY SECURITIES IN ALL
                                                      DOLLAR                    REGISTERED INVESTMENT
                                                      RANGE OF EQUITY           COMPANIES OVERSEEN
                                                      SECURITIES                BY TRUSTEE OF
NAME OF NOMINEE      NAME OF FUND                     IN EACH FUND*             INVESTMENT COMPANIES*
---------------------------------------------------------------------------------------------------------
NOMINEE WHO IS AN INTERESTED PERSON OF WANGER ADVISORS TRUST:
Ralph Wanger*        Wanger U.S. Smaller Companies    None                              over $100,000
                     Wanger International Small Cap   None
                     Wanger Select                    None
                     Wanger International Select      None

* None of the Trustees, Nominees or officers owns shares of the Funds because shares of the Funds are issued in connection with investments in and payments under certain qualified and non-qualified variable annuity contracts and variable life insurance policies issued through separate accounts of Participating Insurance Companies and in connection with Retirement Plans. However, as of December 31, 2004, Mr. Duffy and Mr. Wanger owned variable insurance policies which held shares of the Funds (which shares are also reported under the names of the contract issuers). At that date, the aggregate dollar range of equity securities in the family of investment companies attributable to Mr. Duffy's variable annuity contract was $1 - $10,000, and the aggregate dollar range of equity securities in the family of investment companies attributable to Mr. Wanger's variable annuity contract was over $100,000.

As of September 1, 2005, Mr. Duffy, Mr. McQuaid and Mr. Wanger owned variable insurance policies which held shares of the Funds (which shares are also reported under the names of the Participating Insurance Companies). Including those shares, as of September 1, 2005, the Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of Wanger U.S. Smaller Companies and Wanger International Small Cap. As of September 1, 2005, the Trustees and officers as a group owned beneficially 1.55% of the outstanding shares of Wanger Select and 3.61% of the outstanding shares of Wanger International Select.

APPENDIX C - BOARD COMMITTEES


AUDIT COMMITTEE

Messrs. Duffy (Chair) and Hasselbring, Dr. Krueger and Ms. Werhane are members of the Board's Audit Committee. Each member of the Audit Committee must be financially literate and at least one member must have prior accounting experience or related financial management expertise. A copy of the Audit Committee Charter is attached as Appendix F.

The Audit Committee serves as an independent and objective party to monitor the Funds' accounting policies, financial reporting and internal control systems and the work of the Funds' independent registered public accountant. The Audit Committee also serves to provide an open avenue of communication between the independent registered public accountant, CMG's internal accounting staff and the Board. The principal functions of the Audit Committee are to assist Board oversight of (1) the integrity of the Funds' financial statements, (2) the Funds' compliance with legal and regulatory requirements, (3) the independent registered public accountant's qualifications and independence, (4) the performance of CMG's internal audit function, and (5) the independent registered public accountant. The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent registered public accountant (including the resolution of disagreements between management and the independent registered public accountant regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other review or attest services for the Funds.

The Audit Committee is required to pre-approve the engagement of the Funds' independent registered public accountant to provide audit and non-audit services to the Fund and non-audit services to CMG or any entity controlling, controlled by or under common control with CMG that provides ongoing services to the Funds ("Columbia Affiliate"), if the engagement relates directly to the operations or financial reporting of the Funds. The engagement may be entered into pursuant to pre-approval policies and procedures established by the Audit Committee.

The Audit Committee's Charter sets forth the procedures and conditions pursuant to which services to be performed by the Funds' independent registered public accountant are to be pre-approved. Unless a type of service receives general pre-approval under the Charter, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent registered public accountant.

The Audit Committee's Charter requires pre-approval by the Audit Committee of all non-audit services provided by the Funds' independent registered public accountant to the Fund, the Funds' adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Funds where the nature of the services has a direct impact on the operations or financial reporting of the Funds.


AUDIT COMMITTEE REPORT

At a meeting on March 9, 2005, the Audit Committee: (i) reviewed and discussed with management the Funds' audited financial statements for the most recently completed fiscal year and (ii) discussed with PricewaterhouseCoopers LLP ("PwC"), the Funds' independent registered public accountant, the matters required to be discussed by Statement on Auditing Standards No. 61 and other professional standards and regulatory requirements. On March 9, 2005, the Audit Committee obtained from PwC a formal written statement consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," describing all relationships between PwC and the Funds that might bear on PwC's independence and discussed with PwC any relationships that may impact its objectivity and independence and satisfied itself as to PwC's independence. Based on its review and discussion, the Audit Committee recommended to the Board that the audited financial statements for each Fund be included in the Funds' Annual Report to shareholders.

Based on the recommendation from the Audit Committee and on its own review, the Board selected PwC as independent registered public accountant for the Funds for the fiscal year ending December 31, 2005. Representatives of PwC are not expected to be at the Meeting. They have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.


GOVERNANCE COMMITTEE

Dr. Krueger (chair) and Ms. Werhane are members of the Board's Governance Committee. The Board has no separate nominating or compensation committee, and the Governance Committee performs the functions typically performed by such committees.

Among other things, the Governance Committee recommends to the Board nominees for Trustee and nominees for appointment to various committees; performs periodic evaluations of the effectiveness of the Board; reviews and recommends to the Board policies and practices to be followed in carrying out the Trustees' duties and responsibilities; and reviews and makes recommendations to the Board regarding the compensation of the Trustees who are not affiliated with CWAM. A copy of the Governance Committee charter is attached as Appendix G.

The Governance Committee will consider candidates for Trustee identified by any reasonable source, including current Independent Trustees, Fund management, Fund shareholders and other persons or entities. However, neither the Committee nor the independent Trustees as a group shall consider candidates recommended by Fund management, Trustees or Fund shareholders on a preferential basis. A shareholder of a Fund who wishes to nominate a candidate to the Trust's Board may send information regarding prospective candidates to the Governance Committee, in care of the Secretary of Wanger Advisors Trust, Columbia Wanger Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The information should include evidence of the shareholder's Fund ownership, a full listing of the proposed candidate's education, experience, current employment, date of birth, names and addresses of at least three professional references, information as to whether the candidate is not an "interested person" under the 1940 Act, the written and signed consent of the candidate to serve if elected, a description of any arrangements or understandings between the candidate, the shareholder nominating the candidate and any other person pursuant to which the recommendation is being made, evidence of the candidate's ownership of Fund shares, and such other information as may be helpful to the Governance Committee in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to a member of the Governance Committee for consideration. Recommendations for candidates will be evaluated in light of whether the number of Trustees is expected to be increased and anticipated vacancies. During times when the Governance Committee is not recruiting new Board members, shareholder recommendations will be maintained on file pending the active recruitment of Trustees.

When considering candidates for Trustee, the Governance Committee considers, among other things, whether prospective nominees have distinguished records in their primary careers, personal and professional integrity, and substantive knowledge in areas important to the Board's operations, such as experience or education in finance, auditing, securities law, the workings of the securities markets, or investment advice. For candidates to serve as Independent Trustees, independence from the Funds' investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mind-set. In each case, the Governance Committee will evaluate whether a candidate is an "interested person" under the 1940 Act. The Governance Committee also considers whether a prospective candidate's workload would be consistent with regular attendance at Board meetings and would allow him or her to be available for service on Board committees, and devote the additional time and effort necessary to stay apprised of Board matters and the rapidly changing regulatory environment in which the Funds operate. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board's present composition and its perceptions about future issues and needs.

The Governance Committee initially evaluates prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a Governance Committee member by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with one or more of the Governance Committee members would be arranged. If a Governance Committee member, based on the results of those contacts, believes he or she has identified a viable candidate, he or she would air the matter with the other Governance Committee members for input. Any request by Fund management to meet with the prospective candidate would be given appropriate consideration. The Funds have not paid a fee to third parties to assist in finding nominees.


EXECUTIVE COMMITTEE

Mr. Wanger and Ms. Werhane are members of the Board's Executive Committee, which has authority to exercise the powers of the Board during intervals between Board meetings, with certain exceptions.


COMPLIANCE/CONTRACT REVIEW COMMITTEE

Messrs. Hasselbring (Chair), Scales and Duffy, and Ms. Werhane are members of the Board's Compliance/Contract Review Committee. Mr. Scales is a non-voting member. The Compliance/Contract Review Committee provides oversight of the monitoring processes and controls regarding the Trust's legal, regulatory and internal rules, policies, procedures and standards other than those relating to accounting matters and oversight of compliance by the Trust's investment adviser, principal underwriter and transfer agent. The Committee makes recommendations to the Trustees regarding the continuation or amendment of certain agreements and plans that are required to be approved by a majority of the independent Trustees. The Committee also supervises the Trust's chief compliance officer ("CCO") and has the authority to select, terminate and establish the compensation of the CCO.


VALUATION COMMITTEE

Messrs. Hasselbring, McQuaid, Scales and Wanger are members of the Valuation Committee. The Valuation Committee determines the fair value of portfolio securities held by any Fund in instances as required by the valuation procedures adopted by the Board.

COMMITTEE MEETINGS

During 2004 the respective committees held the following number of meetings:



      Audit Committee                                              3
      Governance Committee                                         5
      Executive Committee                                          0
      Compliance/Contract Review Committee                         1
      Valuation Committee                                         21

APPENDIX D - SHARES OUTSTANDING AND ENTITLED TO VOTE

As of the close of business on September 28, 2005, the Funds had outstanding and entitled to vote at the Meeting the following shares of beneficial interests:

Wanger U.S. Smaller Companies                                   40,934,885.889



Wanger International Small Cap                                  29,556,663.784



Wanger Select                                                    4,377,642.776



Wanger International Select                                      2,293,527.265

APPENDIX E - OWNERSHIP OF SHARES

As of the close of business on September 28, 2005, the following persons were known to own beneficially or of record more than 5% of the outstanding securities of each of the following Funds:

                         NAME AND ADDRESS OF             NUMBER OF        PERCENT OF
FUND                       BENEFICIAL OWNER              SHARES OWNED     FUND OWNED
------------------------------------------------------------------------------------
Wanger U.S.             Phoenix Home Life Variable       3,951,045.622     9.66%
Smaller Companies       Attn. Brian Cooper
                        10 Krey Blvd.
                        Rensselaer, NY 12144-9681

                        Phoenix Home Life                5,361,409.913    13.11%
                        Accumulation Acct.
                        Attn. Brian Cooper
                        10 Krey Blvd.
                        Rensselaer, NY 12144-9681

                        American Express-Managed Assets  25,734,332.233   62.92%
                        222 AXP Financial Center
                        Minneapolis, MN 55474-0002

Wanger International    Phoenix Home Life Variable       3,723,726.492    12.61%
Small Cap               Attn. Brian Cooper
                        10 Krey Blvd.
                        Rensselaer, NY 12144-9681

                        Phoenix Home Life                3,805,314.418    12.88%
                        Accumulation Account
                        Attn. Brian Cooper
                        10 Krey Blvd.
                        Rensselaer, NY 12144-9681

                        American Express-Managed Assets  18,878,814.077   63.92%
                        222 AXP Financial Center
                        Minneapolis, MN 55474-0002

Wanger Select           ING Life Insurance & Annuity Co.  880,734.529     20.20%
                        ING Fund Operations
                        151 Farmington Ave.
                        Hartford, CT 06156-0001

                        Sun Life Assurance Company       1,210,193.537    27.76%
                        of Canada (U.S.)
                        c/o Sun Life Financial
                        P.O. Box 9133
                        Wellesley Hills, MA 02481-9133

                        Phoenix Home Life Variable        929,135.882     21.31%
                        Attn. Brian Cooper
                        10 Krey Blvd.
                        Rensselaer, NY 12144-9681

                        Phoenix Home Life                 900,457.588     20.65%
                        Accumulation Acct
                        Attn. Brian Cooper
                        10 Krey Blvd.
                        Rensselaer, NY 12144-9681


                                      E-1

                         NAME AND ADDRESS OF             NUMBER OF        PERCENT OF
FUND                       BENEFICIAL OWNER              SHARES OWNED     FUND OWNED
------------------------------------------------------------------------------------
Wanger International    Phoenix Home Life Variable        830,548.394     36.23%
Select                  Attn. Brian Cooper
                        10 Krey Blvd.
                        Rensselaer, NY 12144-9681

                        Phoenix Home Life                 813,227.882     35.47%
                        Accumulation Acct
                        Attn. Brian Cooper
                        10 Krey Blvd.
                        Rensselaer, NY 12144-9681

                        Sun Life Assurance Company        384,498.504     16.77%
                        of Canada (U.S.)
                        c/o Sun Life Financial
                        P.O. Box 9133
                        Wellesley Hills, MA 02481-9133

                        Sun Life Financial                147,725.876      6.44%
                        P.O. Box 9133
                        Wellesley Hills, MA
                        02481-9133

APPENDIX F - AUDIT COMMITTEE CHARTER

                              WANGER ADVISORS TRUST

                             AUDIT COMMITTEE CHARTER


I.       ORGANIZATION

         A. The audit committee of the Board of Trustees of Wanger Advisors Trust ("WAT") shall be comprised of three or more trustees as determined by the Board of Trustees. One member of the committee will be designated by the Board of Trustees as Chair of the audit committee.

         B. Each member of the audit committee shall be a member of the Board of Trustees who is not an "interested person" of WAT, as defined in the Investment Company Act of 1940, and is free of any relationship with the management of WAT or its investment adviser, Columbia Wanger Asset Management, L.P. ("CWAM"), that would interfere with the member's exercise of independent judgment as an audit committee member.

         C. All members of the audit committee shall have a working familiarity with basic finance and accounting practices, and at least one member shall have accounting and financial reporting expertise.

         D. Meetings will be held on a regular basis and special meetings as circumstances require. Management,* the independent auditors and other outside persons shall attend meetings, or portions of meetings, by invitation as determined by the audit committee.


II.      FUNCTION AND PURPOSE

         A. The function of the audit committee is oversight; management is responsible for maintaining appropriate systems for accounting and internal control, and the independent auditor is responsible for planning and conducting an audit in accordance with generally accepted auditing standards.




---------------------
* The term "management", as used in this charter, refers to management personnel of CWAM.

         B. The purpose of the audit committee is to assist the Board of Trustees in fulfilling its governance responsibilities by taking the following actions:

                  1. Inquire whether management has maintained the reliability and integrity of WAT's accounting policies and financial reporting and disclosure practices;

                  2. Inquire whether management has established and maintained processes to assure that an adequate system of internal control is functioning;

                  3. Inquire whether management has established and maintained processes to assure compliance by WAT in all material respects with all applicable laws, regulations, policies and codes;

                  4. Inquire about and appraise the performance and qualifications of management and the independent auditors; and

                  5. Encourage and foster open communication among management, the independent auditors and the Board of Trustees.


III.     RESPONSIBILITIES

The audit committee shall:

         A. Identify the independent auditors to be recommended for selection by the Board of Trustees to audit the financial statements of the respective WAT funds, and review the auditor's fees to determine they are appropriate for the services rendered;

         B. Review and discuss with management the WAT funds' annual financial statements, semi-annual financial statements, and all internal controls reports (or summaries thereof). Review other relevant reports or financial information submitted by WAT to any governmental body, or the public, including management certifications and disclosure controls and procedures as required by the Sarbanes-Oxley Act of 2002.

         C. Meet with the independent auditors and management to review and approve the scope of the proposed audit for the current year and the audit procedures to be performed, including pre-approval of all audit services to be provided by the independent auditors of WAT to the WAT funds;

         D.       With respect to any non-audit services:

                  1. Pre-approve all non-audit services to be provided by the independent auditors of WAT to the WAT funds; provided that the pre-approval requirement set forth in this paragraph III.D.1 does not apply to non-audit services that (i) were not identified as such at the time of the pre-approval required by this paragraph III.D.1 and (ii) do not aggregate more than 5% of total revenues paid to the independent auditors of WAT by the WAT funds during the fiscal year in which the services are provided, if the audit committee approves the provision of such non-audit services prior to the completion of the audit.

                  2. Pre-approve all non-audit services to be provided by the independent auditors of WAT to the Columbia Management Group Complex** where the nature of the services provided has a direct impact on the operations or financial reporting of the WAT funds (such services, "Columbia Complex Services"); provided that the pre-approval requirement set forth in this paragraph III.D.2 does not apply to Columbia Complex Services that (i) were not identified as such at the time of the pre-approval required by this paragraph III.D.2 and (ii) do not aggregate more than 5% of total revenue paid to the independent auditors of WAT by the WAT funds for all services and by the Columbia Management Group Complex for Columbia Complex Services during the fiscal year in which those services are provided, if the audit committee approves the provision of such Columbia Complex Services prior to the completion of the audit.

                  3. The pre-approvals and approvals set forth in paragraphs III.C and III.D may be delegated to a designated representative (or representatives) of the audit committee. Each designated representative must be a member of the audit committee.

---------------------
** Columbia Management Group Complex includes CWAM and any entity controlling, controlled by or under common control with CWAM that provides ongoing services to the Acorn funds.

                  4. Verify that the non-audit services set forth in Appendix A hereto are not to be provided (or have not been provided) by the independent auditors to the WAT funds.

         E. Meet with the independent auditors and management at the conclusion of the audit to review:

                  1. The annual financial statements and the form of opinion the auditors propose to render to the Board of Trustees and shareholders;

                  2. The auditor's judgment as to whether the accounting principles applied in the financial statements, including any changes in accounting principles, are appropriate under the circumstances;

                  3. Any significant changes to the scope of the audit and the audit plan which was previously approved by the audit committee;

                  4. Any disagreements within the management group or between management and the independent auditors, resolved or not resolved, which, in amount or by their nature, are material to the financial statements or the independent audit;

                  5. Any management letters, comments, observations or recommendations provided by management or the independent auditors; and

                  6. Any other matters which are required to be communicated by the independent auditors and discussed with the audit committee under generally accepted auditing standards and independence standards, as promulgated by the Independence Standards Board.

Following its review, the audit committee will take action when appropriate.

         E. Confirm that the independent auditor is in compliance with all membership requirements of the SEC practice section of the AICPA including independence and peer review, and receive a written statement as to the independent auditor's independence and a copy of the independent auditor's most recent peer review report;

         G. Inquire of management and the independent auditor as to the adequacy and effectiveness of the system of internal control and elicit recommendations for improvement;

         H. Meet on a periodic basis with compliance personnel, including receiving reports and reviewing any violations under the Columbia Management Group Family of Funds Code of Ethics for Principal Executive and Senior Financial Officers bought to its attention by the Chief Legal Officer and review any waivers sought by a covered officer under that Code;

         I. Review any reports received from regulatory authorities resulting from examinations or inspections of WAT, and management's responses to those reports;

         J. Investigate any matters brought to the audit committee's attention that require additional discovery or review and take action, if appropriate;

         K. Establish procedures for the receipt, retention and treatment of complaints received by WAT or CWAM regarding accounting, internal accounting controls or audit matters, and for the confidential, anonymous submission by any employee of WAT, CWAM or its affiliates of concerns regarding questionable accounting or auditing matters;

         L. Establish policies for hiring employees or former employees of the independent auditors of WAT or CWAM, or any entity in a control relationship with WAT or CWAM; and

         M. Discuss policies with respect to risk assessment and risk management.


IV.      PROCEDURES

The audit committee shall:

         A. Meet as frequently and at such times as the committee deems appropriate, but at least twice each year;

         B. Provide in its meetings for appropriate communications with the independent auditors without management present, and with management without the independent auditors present;

         C. Review its charter annually and present any recommended changes to the Board of Trustees;

         D. Engage special counsel, other auditors or other consultants, at WAT's expense, to assist the committee in fulfilling its responsibilities, as the committee reasonably considers appropriate; and

         E. Maintain minutes or other records of its meetings and activities and report to the Board of Trustees on a regular basis.

Adopted March 14, 2000, amended on June 3, 2003 and March 10, 2004


                                   APPENDIX A


PROHIBITED NON-AUDIT SERVICES

o Bookkeeping or other services related to the accounting records or financial statements of the audit client;

o        Financial information systems design and implementation;

o Appraisal or valuation services, fairness opinions or contribution-in-kind reports;

o        Actuarial services;

o        Internal audit outsourcing services;

o        Management functions or human resources;

o        Broker or dealer, investment adviser or investment banking services;

o        Legal services and expert services unrelated to the audit; and

o Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

APPENDIX G - GOVERNANCE COMMITTEE CHARTER

                              WANGER ADVISORS TRUST

                          GOVERNANCE COMMITTEE CHARTER
              (adopted by the Board of Trustees on March 10, 2001;
         amended June 5, 2001, September 29, 2004 and November 17, 2004)



         The Governance Committee shall be comprised of non-interested Trustees of Wanger Advisors Trust (the "Trust"). The committee shall oversee the independence and effective functioning of the Board of Trustees and shall endeavor to be informed about good practices for mutual fund boards. In fulfilling those objectives, the committee shall:

         1. Make recommendations to the Board regarding committees of the Board and committee assignments;

         2. Make recommendations to the Board regarding the composition of the Board and candidates for election as non-interested Trustees;

         3. Make recommendations regarding the structure of and agendas and materials for meetings of the Board;

         4. Oversee the process for evaluating the functioning of the Board;

         5. Make recommendations to the Board regarding the compensation of Trustees who are not affiliated with any investment adviser, administrator or distributor of the Funds; and

         6. Engage special independent counsel or other consultants, at the Trust's expense, to assist the committee in fulfilling its responsibilities, as the committee reasonably considers appropriate.

                                                               SHC-37/91082-1005

COLUMBIA MANAGEMENT                                                    PROXY

                              WANGER ADVISORS TRUST
          SPECIAL MEETING OF SHAREHOLDERS TO BE HELD NOVEMBER 30, 2005

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The undersigned hereby appoints Kenneth A. Kalina, Bruce H. Lauer and Vincent P. Pietropaolo, and each of them, with full power of substitution to each, to vote all shares at the Special Meeting of Shareholders to be held at the offices of Columbia Wanger Asset Management, L.P., 227 West Monroe Street, Suite 3000, Chicago, Illinois, 60606, on November 30, 2005 at 9:00 a.m. Central Time and at any and all adjournments, as specified herein and in accordance with their best judgment, on any other business that may properly come before the meeting.

Your vote is important, no matter how many shares you own. Please vote on the reverse side of this proxy card and sign in the space(s) provided. Return your completed proxy card in order for your votes to be counted.

                  VOTE VIA THE INTERNET:    https://vote.proxy-direct.com
                  VOTE VIA THE TELEPHONE:   1-866-837-1888

                  NOTE: Please sign exactly as name or names appear hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                  -----------------------------------------------------------
                  Shareholder sign here

                  -----------------------------------------------------------
                  Co-owner sign here

                  -----------------------------------------------------------
                  Date

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BELOW AND, ABSENT DIRECTION, WILL BE VOTED IN THE SAME PROPORTION AS THE INSTRUCTIONS RECEIVED. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE HOLDER'S BEST JUDGMENT AS TO ANY OTHER MATTER.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF ALL NOMINEES.

PLEASE MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. EXAMPLE:  [X]


1. To elect five trustees:
------------------------- ----------------------- -------------------- -------- -------------- -----------
                                                                         FOR       WITHHOLD      FOR ALL
                                                                         ALL         ALL         EXCEPT
------------------------- ----------------------- -------------------- -------- -------------- -----------
01. Jerome L. Duffy       02. Fred D.             03. Kathryn A.
                          Hasselbring             Krueger, M.D.
------------------------- ----------------------- -------------------- -------- -------------- -----------
04. Patricia H. Werhane   05. Ralph Wanger                               [ ]         [ ]          [ ]
------------------------- ----------------------- -------------------- -------- -------------- -----------

To withhold authority to vote for one or more of the nominees, write the corresponding number(s) of the nominee(s) on the line below.

-------------------------------------------------------------------------

2. To transact any other business that properly comes before the Meeting, or any adjournment(s) thereof.